                                                                     EXHIBIT 1.1

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                               20,000,000 SHARES


                             AMRESCO CAPITAL TRUST


                                 COMMON SHARES





                             UNDERWRITING AGREEMENT

                               DATED MAY __, 1998





                          PRUDENTIAL SECURITIES INCORPORATED
                          CREDIT SUISSE FIRST BOSTON
                          ABN AMRO INCORPORATED
                          J.C. BRADFORD & CO.
                          NATIONSBANC MONTGOMERY SECURITIES LLC
                          PIPER JAFFRAY  INC.

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
                             AMRESCO Capital Trust

                              20,000,000 Shares(1)

                                 Common Shares

                             UNDERWRITING AGREEMENT



                                                                    May __, 1998


PRUDENTIAL SECURITIES INCORPORATED
CREDIT SUISSE FIRST BOSTON
ABN AMRO INCORPORATED
J.C. BRADFORD & CO.
NATIONSBANC MONTGOMERY SECURITIES LLC
PIPER JAFFRAY INC.
   As Representatives of the several Underwriters
c/o Prudential Securities Incorporated
One New York Plaza
New York, New York  10292

Ladies and Gentlemen:

                 AMRESCO Capital Trust, a Texas real estate investment trust (the "Company"), hereby confirms its agreement with the several underwriters named in Schedule 1 hereto (the "Underwriters"), for whom you have been duly authorized to act as representatives (in such capacities, the "Representatives"), as set forth below. If you are the only Underwriters, all references herein to the Representatives shall be deemed to be to the Underwriters.

                 On or before the Firm Closing Date (as hereinafter defined), the Company (i) will sell to AMREIT Holdings, Inc., a Nevada corporation ("Holdings"), a subsidiary of AMRESCO, INC., a Delaware corporation ("Amresco") pursuant to a valid private placement (the "Private Placement") (A) 2,222,233 Common Shares (as hereinafter defined), and (B) up to an additional 333,334 Common Shares if the Underwriters' over-allotment is exercised in full, and
(ii) will enter into a management agreement (the "Management Agreement") with AMREIT Managers, L.P., a Delaware limited partnership (the "Manager") whereby the Manager will manage the assets of the Company.





----------------------------------

     1   Plus an option to purchase from AMRESCO Capital Trust up to 3,000,000 additional shares to cover over- allotments.

                 For purposes of this Agreement, the term "Subsidiary," with respect to the Company, refers to each of AMREIT I, Inc., a Delaware corporation and AMREIT II, Inc., a Nevada corporation and all other corporations, partnerships, associations, limited liability companies, joint ventures or other business entities of which 50% or more of the total voting power of shares of stock or other ownership interest entitled (without regard to the occurrence of any contingency) to vote in the election of the person or persons (whether directors, trust managers, partners, trustees or other persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by the Company or one or more of the other Subsidiaries of the Company or a combination thereof.

                 The Company and the Manager (collectively, the "AMRESCO Parties") hereby confirm their respective agreements with the Underwriters as follows:

                 1. Securities. Subject to the terms and conditions herein contained, the Company proposes to issue and sell to the several Underwriters an aggregate of 20,000,000 (the "Firm Securities") of the Company's Common Shares of Beneficial Interest, par value $0.01 per share ("Common Shares"). The Company also proposes to issue and sell to the several Underwriters not more than 3,000,000 additional Common Shares if requested by the Representatives as provided in Section 3 of this Agreement. Any and all Common Shares to be purchased by the Underwriters pursuant to such option are referred to herein as the "Option Securities," and the Firm Securities and any Option Securities are collectively referred to herein as the "Securities."

                 2. Representations and Warranties of the Company and the Manager.

                 A. The Company hereby represents and warrants to, and agrees with, each of the several Underwriters that:

                 (a) A registration statement on Form S-11 (File No. 333-45543) with respect to the Securities, including a prospectus subject to completion, has b,Meen filed by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), and one or more amendments to such registration statement may have been so filed. After the execution of this Agreement, the Company will file with the Commission either (i) if such registration statement, as it may have been amended, has been declared by the Commission to be effective under the Act, either (A) if the Company relies on Rule 434 under the Act, a Term Sheet (as hereinafter defined) relating to the Securities, that shall identify the Preliminary Prospectus (as hereinafter defined) that it supplements containing such information as is required or permitted by Rules 434, 430A and 424(b) under the Act or (B) if the Company does not rely on Rule 434 under the Act, a prospectus in the form most recently included in an amendment to such registration statement (or, if no such amendment shall have been filed, in such registration statement), with such changes or insertions as are required by Rule 430A under the Act or permitted by Rule 424(b) under the Act, and in the case of either clause (i)(A) or (i)(B) of this sentence as have been provided to and approved by the Representatives prior to the execution of this Agreement, or (ii) if such registration statement, as it may have been amended, has not been declared by the Commission to be effective under the Act, an amendment to such registration statement, including a form of prospectus, a copy of which amendment has been furnished to and approved by the Representatives prior to the execution of this Agreement. The Company may also file a related registration statement with the Commission pursuant to Rule 462(b) under the Act for the purpose of registering certain additional Securities, which registration shall be effective upon filing with the Commission. As used in this Agreement, the term "Original Registration Statement" means the registration statement initially filed relating to the Securities, as amended at the time when it was or is declared effective, including all financial schedules and exhibits thereto and including any information omitted therefrom pursuant to Rule 430A under the Act and included in the Prospectus (as hereinafter defined); the term "Rule 462(b) Registration Statement" means any registration statement filed with the Commission pursuant to Rule 462(b) under the Act (including the Registration Statement and any Preliminary Prospectus or Prospectus incorporated therein at the time such Registration Statement becomes effective); the term "Registration Statement" includes both the Original Registration Statement and any Rule 462(b) Registration Statement; the term "Preliminary Prospectus" means each prospectus subject to completion filed with the Registration Statement (including the prospectus subject to completion, if any, included in the Registration Statement at the time it was or is declared effective); the term "Prospectus" means:

         (A) if the Company relies on Rule 434 under the Act, the Term Sheet relating to the Securities that is first filed pursuant to Rule 424(b)(7) under the Act, together with the Preliminary Prospectus identified therein that such Term Sheet supplements;

         (B) if the Company does not rely on Rule 434 under the Act, the prospectus first filed with the Commission pursuant to Rule 424(b) under the Act; or

         (C) if the Company does not rely on Rule 434 under the Act and if no prospectus is required to be filed pursuant to Rule 424(b) under the Act, the prospectus included in the Registration Statement;

and the term "Term Sheet" means any term sheet that satisfies the requirements of Rule 434 under the Act. Any reference herein to the "date" of a Prospectus that includes a Term Sheet shall mean the date of such Term Sheet.

                 (b) The Commission has not issued any order preventing or suspending use of any Preliminary Prospectus. When any Preliminary Prospectus was filed with the Commission it (i) contained all statements required to be stated therein (except where information was intentionally left blank in any filing and thereafter completed) in accordance with, and complied in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (ii) did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. When the Registration Statement or any amendment thereto was or is declared effective, it (i) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. When the Prospectus or any Term Sheet that is a part thereof or any amendment or supplement to the Prospectus is filed with the Commission pursuant to Rule 424(b) (or, if the Prospectus or part thereof or such amendment or supplement is not required to be so filed, when the Registration Statement or the amendment thereto containing such amendment or supplement to the Prospectus was or is declared effective) and on the Firm Closing Date and any Option Closing Date (both as hereinafter defined), the Prospectus, as amended or supplemented at any such time, (i) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph (b) do not apply to statements or omissions made in any Preliminary Prospectus, the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein.

                 (c) If the Company has elected to rely on Rule 462(b) and the Rule 462(b) Registration Statement has not been declared effective (i) the Company has filed a Rule 462(b) Registration Statement in compliance with and that is effective upon filing pursuant to Rule 462(b) and has received confirmation of its receipt and (ii) the Company has given irrevocable instructions for transmission of the applicable filing fee in connection with the filing of the Rule 462(b) Registration Statement, in compliance with Rule 111 promulgated under the Act or the Commission has received payment of such filing fee.

                 (d) The Company and each of its Subsidiaries have been duly organized and are validly existing as real estate investment trusts or corporations, as applicable, in good standing under the laws of their respective jurisdictions of incorporation and are duly qualified to transact business as foreign corporations and are in good standing under the laws of all other jurisdictions where the ownership or leasing of their respective properties or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified does not amount to a material liability or disability to the Company and its Subsidiaries, taken as a whole.

                 (e) The Company and each of its Subsidiaries have full power (corporate and other) to own or lease their respective properties and conduct their respective businesses as described in the Registration Statement and the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus; and the Company has full power (corporate and other) to enter into this Agreement and to carry out all the terms and provisions hereof to be carried out by it.

                 (f) The issued shares of capital stock of each of the Company's Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws and, except for directors' qualifying shares and as otherwise set forth in the Prospectus (including voting stock of AMREIT II, Inc. held by the Manager) or, if the Prospectus is not in existence, the most recent Preliminary Prospectus, are owned beneficially by the Company free and clear of any security interests, liens, encumbrances, equities or claims.

                 (g) The Company has an authorized, issued and outstanding capitalization as set forth in the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus. All of the issued capital shares of the Company have been duly authorized and validly issued and are fully paid and nonassessable. The Firm Securities, the Option Securities and the securities to be acquired in the Private Placement have been duly authorized and at the Firm Closing Date or the related Option Closing Date (as the case may be), after payment therefor in accordance herewith, will be validly issued, fully paid and nonassessable. No holders of outstanding capital shares of the Company are entitled as such to any preemptive or other rights to subscribe for any of the Securities, and no holder of securities of the Company has any right (by reason of the filing of the Registration Statement or otherwise) which has not been fully exercised or waived to require the Company to register the offer or sale of any securities owned by such holder under the Act in the public offering contemplated by this Agreement.

                 (h) The capital shares of the Company conform to the description thereof contained in the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus.

                 (i) Except as disclosed in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), there are no outstanding (A) securities or obligations of the Company or any of its Subsidiaries convertible into or exchangeable for any capital stock of the Company or any such Subsidiary, (B) warrants, rights or options to subscribe for or purchase from the Company or any such Subsidiary any such capital stock or any such convertible or exchangeable securities or obligations, or (C) obligations of the Company or any such Subsidiary to issue any capital shares, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

                 (j) Any consolidated financial statements and schedules of the Company and its consolidated Subsidiaries included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) fairly present the financial position of the Company and its consolidated Subsidiaries and the results of operations and changes in financial condition as of the dates and periods therein specified. Such financial statements and schedules have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise noted therein). No other financial statements or supporting schedules are required to be included in the Registration Statement.

                 (k) Deloitte & Touche LLP, who have certified certain financial statements of the Company and its consolidated Subsidiaries and delivered their report with respect to the audited consolidated financial statements and schedules included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), are independent public accountants as required by the Act and the applicable rules and regulations thereunder.

                 (l) The execution and delivery of this Agreement has been duly authorized by the Company and this Agreement has been duly executed and delivered by the Company, and is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

                 (m) The execution and delivery of the Management Agreement by the Company has been duly authorized by the Company and the Management Agreement has been, or will be upon execution and delivery thereof, duly executed and delivered by the Company. The Company has full legal right, power and authority to enter into the Management Agreement and to consummate the transactions contemplated therein. The Management Agreement constitutes a valid and binding agreement of the Company and the Manager, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

                 (n) The execution and delivery of the purchase agreement between the Company and Holdings regarding the Private Placement (the "Purchase Agreement") has been duly authorized by each party thereto and the Purchase Agreement has been, or will be upon execution and delivery thereof, duly executed and delivered by the Company and Holdings. The Company and Holdings have full legal right, power and authority to enter into the Purchase Agreement and to consummate the transactions contemplated therein. The Purchase Agreement constitutes a valid and binding agreement of the Company and Holdings, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

                 (o) No legal or governmental proceedings are pending to which the Company or any of its Subsidiaries, is a party or to which the property of the Company, or any of its Subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not described therein (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), and no such proceedings have been threatened against the Company or any of its Subsidiaries or with respect to any of their respective properties; and no contract or other document is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) or filed as required.

                 (p) No default exists, and no event has occurred which, with notice or lapse of time or both, would constitute a default in the due performance and observance of any term, covenant or condition of any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company, or any Subsidiary is a party or by which any of them or any of their respective properties is bound or may be affected in any material adverse respect with regard to property, business or operations of the Company and its subsidiaries.

                 (q) The execution, delivery and performance by the Company, the Manager and each Subsidiary of this Agreement, and each Existing Instrument, as applicable and consummation of the transactions contemplated hereby and thereby and by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), including, without limitation, the issuance, offering and sale of the Securities to the Underwriters by the Company pursuant to this Agreement and the compliance by the Company with the other provisions of this Agreement, do not (i) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained, such as may be required under state securities or blue sky laws, and, if the Registration Statement filed with respect to the Securities (as amended) is not effective under the Act as of the time of execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the Act, (ii) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries pursuant to, any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company, or any Subsidiary is a party or by which any of them or any of their respective properties is bound (each an "Existing Instrument"), or the charter documents or by-laws of the Company, or any Subsidiary, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to the Company, or any of the Subsidiaries, or (iii) require the consent of any other party to any Existing Instrument except for such consents which have been obtained in writing (the "Written Consents") and except for such consents the failure of which to obtain will not, individually or in the aggregate, amount to a material liability or disability to the Company and its Subsidiaries, taken as a whole.

                 (r) The issuance of Common Shares to Holdings, the issuance of options to acquire Common Shares to the Manager, the exercise of such options and the issuance of all of the capital shares of the Subsidiaries to be issued on or before the Firm Closing Date are exempt from registration under the Act. All of such shares are separate and distinct from the Securities, and all of such issuances have been and will be conducted without the involvement or participation of any of the Underwriters.

                 (s) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus, (i) none of the Company or its Subsidiaries has sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and (ii) there has not been any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), management, business prospects, net worth, or results of the operations of the Company or any of its Subsidiaries, except in each case as described in or contemplated by the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus.

                 (t) None of the Company or any Subsidiary has, directly or indirectly, (i) taken any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (ii) since the filing of the Registration Statement (A) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Securities or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

                 (u) Neither the Company nor any Subsidiary has distributed and, prior to the later of (i) the Firm Closing Date and (ii) the completion of the distribution of the Securities, will not distribute any offering material in connection with the offering and sale of the Securities other than the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or other materials, if any, permitted by the Act.

                 (v) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus),
(i) the Company and its Subsidiaries have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction not in the ordinary course of business, except as described in the Registration Statement; (ii) the Company has not purchased any of its outstanding capital shares, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital shares; and (iii) there has not been any material change in the capital shares, short-term debt or long-term debt of the Company and its consolidated Subsidiaries, except in each case as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                 (w) The Company and each of its Subsidiaries have good and marketable title in fee simple to all items of real property and marketable title to all personal property owned by each of them, in each case free and clear of any security interests, liens, encumbrances, equities, claims and other defects, except such as do not materially and adversely affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company or such Subsidiary, and any real property and buildings held under lease by the Company or any such Subsidiary are held under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company or such Subsidiary, in each case except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                 (x) No labor dispute with the employees of the Company, or any of the Subsidiaries exists or is threatened or imminent that could result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its Subsidiaries, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                 (y) The Company, and the Subsidiaries own or possess, or can acquire on reasonable terms, all material patents, patent applications, trademarks, service marks, trade names, licenses, copyrights and proprietary or other confidential information currently employed by them in connection with their respective businesses, and neither of the Company, nor any such Subsidiary has received any notice of infringement of or conflict with asserted rights of any third party with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its Subsidiaries, taken as a whole, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                 (z) Each of the Company, and each of the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; none of the Company, or any Subsidiary has been refused any insurance coverage sought or applied for, and the Company has no reason to believe that any such entity will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition (financial or otherwise), business prospects, net worth or results of operations of the Company, or such Subsidiary, as applicable, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                 (aa) No Subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary's capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary's property or assets to the Company or any other Subsidiary of the Company, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                 (ab) The Company, and the Subsidiaries possess all certificates, authorizations, licenses and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization, license or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its Subsidiaries, taken as a whole, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                 (ac) The Company, and each Subsidiary will use its commercially reasonable efforts to conduct its operations in a manner that will not subject it to registration as an investment company under the Investment Company Act of 1940, as amended, and this transaction will not cause the Company, or any Subsidiary to become an investment company subject to registration under such Act.

                 (ad) Except for the shares of capital stock of each of the Subsidiaries owned by the Company and such Subsidiaries, neither the Company nor any such Subsidiary owns any shares of stock or any other equity securities of any corporation or has any equity interest in any firm, partnership, association or other entity, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus). The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the Subsidiaries listed in Exhibit 21 to the Registration Statement.

                 (ae) The Company, and each of the Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (1) transactions are executed in accordance with management's general or specific authorizations; (2) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (3) access to assets is permitted only in accordance with management's general or specific authorization; and (4) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                 (af) Neither the Company, nor any of the Subsidiaries nor, to the knowledge of the Company, any employee or agent of the Company, or any Subsidiary, has (i) made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law or of the character required to be disclosed in the Prospectus or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

                 (ag) There are no business relationships or related-party transactions of the type described in Item 404 of Regulation S-K of the Commission involving the Company which have not been described in the Prospectus, except for such transactions that would be considered immaterial under such Item 404. The descriptions in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) under the caption "The Manager -- Certain Relationships; Conflicts of Interest" are complete and accurate in all material respects.

                 (ah) Each of the Company, and each Subsidiary has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a material adverse effect on the Company and its Subsidiaries, taken as a whole) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except (i) for any such assessment, fine or penalty that is currently being contested in good faith and for which adequate reserves have been taken in conformity with generally accepted accounting principles and the nonpayment of which does not in any way jeopardize the Company's status as a real estate investment trust ("REIT") under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the "Tax Code"), and the rules and regulations thereunder (the "REIT Provisions of the Tax Code"), as may be amended from time to time, or (ii) as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus). The Company has made adequate charges, accruals and reserves in the applicable financial statements referred to above in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Company or any of its Subsidiaries has not been finally determined.

                 (ai) The Company intends to operate and will operate in such a manner as to qualify as a REIT under the REIT Provisions of the Tax Code; and the Company intends to elect to and will elect to be taxed as a REIT under the Tax Code beginning with its taxable year ending December 31, 1998. The Company does not know of any currently existing event or condition which would cause or is reasonably likely to cause the Company to fail to qualify as a REIT.

                 (aj) The Company has adopted operating policies and guidelines (the "Guidelines") respecting the Company's (i) investments, (ii) leveraging of its invested portfolio, (iii) management of the credit risk of its invested portfolio, (iv) management of the interest rate risk of its invested portfolio, including hedging, (v) its relationship with Amresco, and
(vi) its compliance with the REIT provisions of the Tax Code. Such policies are currently in full force and effect, have not been amended, and copies have been delivered to the Underwriters. The Company is not currently modifying, waiving or amending any portion of the Guidelines, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                 (ak) Neither the Company, nor any of the Subsidiaries is in violation of any federal or state law or regulation relating to occupational safety and health or to the storage, handling or transportation of hazardous or toxic materials and each of them has received all permits, licenses or other approvals required of it under applicable federal and state occupational safety and health and environmental laws and regulations to conduct its respective business, and the Company, and each Subsidiary is in compliance with all terms and conditions of any such permit, license or approval, except for any such violation of law or regulation, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals which would not, singly or in the aggregate, result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its Subsidiaries, taken as a whole, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                 (al) The Company and its Subsidiaries and any "employee benefit plan" (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, "ERISA")) established or maintained by the Company, its Subsidiaries or their "ERISA Affiliates" (as defined below) are in compliance in all material respects with ERISA. "ERISA Affiliate" means, with respect to the Company or a Subsidiary, any member of any group of organizations described in Sections 414(b),(c),(m) or (o) of the Tax Code, and the regulations and published interpretations thereunder of which the Company or such Subsidiary is a member. No "reportable event" (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any "employee benefit plan" established or maintained by the Company, its Subsidiaries or any of their ERISA Affiliates. No "employee benefit plan" established or maintained by the Company, its Subsidiaries or any of their ERISA Affiliates, if such "employee benefit plan" were terminated, would have any "amount of unfunded benefit liabilities" (as defined under ERISA). Neither the Company, its Subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "employee benefit plan" or (ii) Sections 412, 4971, 4975 or 4980B of the Tax Code. Each "employee benefit plan" established or maintained by the Company, its Subsidiaries or any of their ERISA

Affiliates that is intended to be qualified under Section 401(a) of the Tax Code is so qualified and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.

                 (am) The Company, and each Subsidiary is conducting business in compliance with all other applicable state, federal and foreign laws, rules and regulations, except where failure to be in compliance, if the subject of an unfavorable decision, ruling or finding, would not singly or in the aggregate reasonably be expected to result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its Subsidiaries, taken as a whole. To the best of Company's knowledge the description of the laws and regulations affecting the investment operations of Company, and the Subsidiaries in the Prospectus is a true and accurate description thereof in all material respects and does not omit any information relating to such laws and regulations reasonably likely to be material to an investor in the Securities.

                 (an) Each certificate signed by any officer of the Company, and delivered to the Representatives or counsel for the Underwriters shall be deemed to be a representation and warranty by the Company, to each Underwriter as to the matters covered thereby.

                 B. The Manager hereby represents and warrants to, and agrees with, each of the several Underwriters that:

                 (a) The Manager has been duly formed and is validly existing as a limited partnership in good standing under the laws of the State of Delaware with full power and authority (partnership and other) to own and lease its properties and conduct its business as described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and to enter into and perform its obligations under this Agreement. The Manager is duly qualified to do business and in good standing as a foreign partnership in each jurisdiction in which the ownership or leasing of properties or the conduct of its business requires such qualification, except where the failure to be so qualified does not amount to a material liability or disability or to the Manager. As of the Firm Closing Date, all of the outstanding partnership interests in the Manager will be validly issued and will be owned, directly or indirectly, by Amresco, except as described in the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus. Except as described in the Prospectus, or, if the Prospectus is not in existence, the most recent Preliminary Prospectus, there are no outstanding options, warrants or other rights calling for the issuance of, or any commitment, plan or arrangement to issue, any partnership interests in the Manager or any security convertible into or exchangeable or exercisable for, any partnership interests in the Manager.

                 (b) The execution and delivery of the Management Agreement by the Manager has been duly authorized by the Manager and the Management Agreement has been, or will be upon execution and delivery thereof, duly executed and delivered by the

Manager. The Manager has full legal right, power and authority to enter into the Management Agreement and to consummate the transactions contemplated therein. The Management Agreement constitutes a valid and binding agreement of the Manager, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

                 (c) No legal or governmental proceedings are pending to which the Manager is a party or to which the property of the Manager is subject that are required to be described in the Registration Statement or the Prospectus and are not described therein (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), and no such proceedings have been threatened against the Manager with respect to any of its properties; and no contract or other document to which the Manager is a party is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) or filed as required.

                 (d) No default exists, and no event has occurred which, with notice or lapse of time or both, would constitute a default in the due performance and observance of any term, covenant or condition of any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Manager is a party or by which the Manager or its properties is bound or may be affected in any material adverse respect with regard to property, business or operations of the Manager.

                 (e) The execution, delivery and performance by the Manager of this Agreement, and each Company Agreement to which it is a party, as applicable and consummation of the transactions contemplated hereby and thereby and by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), and the compliance by the Manager with the other provisions of this Agreement, do not (i) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained, (ii) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Manager pursuant to, any existing Instrument to which the Manager is a party or by which any of its properties is bound or the charter documents or by-laws of the Manager or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to the Manager or
(iii) require the consent of any other party to any Existing Instrument except for such consents which have been obtained in writing and except for such consents the failure of which to obtain will not, individually or in the aggregate, amount to a material liability or disability to the Manager.

                 (f) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus, (i) the Manager has not sustained any material loss or interference with its businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and (ii) there has not been any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), management, business prospects, net worth, or results of the operations of the Manager, except in each case as described in or contemplated by the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus.

                 (g) No labor dispute with the employees of the Manager, exists or is threatened or imminent that could result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its Subsidiaries, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                 (h) The Manager owns or possesses, or can acquire on reasonable terms, all material patents, patent applications, trademarks, service marks, trade names, licenses, copyrights and proprietary or other confidential information currently employed by them in connection with their respective businesses, and the Manager has received any notice of infringement of or conflict with asserted rights of any third party with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Manager, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                 (i) The Manager is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which it is engaged including , without limitation errors and omissions insurance; the Manager has not been refused any insurance coverage sought or applied for, and the Company has no reason to believe that any such entity will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition (financial or otherwise), business prospects, net worth or results of operations of the Manager, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                 (j) The Manager, possesses all certificates, authorizations, licenses and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct its business, and has not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization, license or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Manager, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                 (k) The Manager will use its commercially reasonable efforts to conduct its operations in a manner that will not subject it to registration as an investment company under the Investment Company Act of 1940, as amended, and this transaction will not cause the Manager to become an investment company subject to registration under such Act.

                 (l) The Manager maintains a system of internal accounting controls sufficient to provide reasonable assurance that (1) transactions are executed in accordance with management's general or specific authorizations;
(2) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (3) access to assets is permitted only in accordance with management's general or specific authorization; and (4) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                 3.       Purchase, Sale and Delivery of the Securities.

                 (a) On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase from the Company, at a purchase price of $[_____] per share, the number of Firm Securities set forth opposite the name of such Underwriter in Schedule 1 hereto; except as provided in Section 3(b), below. One or more certificates in definitive form for the Firm Securities that the several Underwriters have agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as the Representatives request upon notice to the Company at least 48 hours prior to the Firm Closing Date, shall be delivered by or on behalf of the Company to the Representatives for the respective accounts of the Underwriters, against payment by or on behalf of the Underwriters of the purchase price therefor by wire transfer in same-day funds (the "Wired Funds") to the account of the Company. Such delivery of and payment for the Firm Securities shall be made at the offices of O'Melveny & Myers LLP; 275 Battery Street, Suite 2600; San Francisco, CA 94111-3305, at 9:30 A.M., New York time, on [_____], or at such other place, time or date as the Representatives and the Company may agree upon or as the Representatives may determine pursuant to Section 9 hereof, such time and date of delivery against payment being herein referred to as the "Firm Closing Date". The Company will make such certificate or certificates for the Firm Securities available for checking and packaging by the Representatives at the offices in New York, New York of the Company's transfer agent or registrar or of Prudential Securities Incorporated at least 24 hours prior to the Firm Closing Date.

                 (b) For the purpose of covering any over-allotments in connection with the distribution and sale of the Firm Securities as contemplated by the Prospectus, the Company hereby grants to the several Underwriters an option to purchase, severally and not jointly, the Option Securities. The purchase price to be paid for any Option Securities shall be the same price per share as the price per share for the Firm Securities set forth above in paragraph (a) of this Section 3. The option granted hereby may be exercised as to all or any part of the Option Securities from time to time within thirty (30) days after the date of the Prospectus (or, if such 30th day shall be a Saturday or Sunday or a holiday, on the next business day thereafter when the New York Stock Exchange is open for trading). The Underwriters shall not be under any obligation to purchase any of the Option Securities prior to the exercise of such option. The Representatives may from time to time exercise the option granted hereby by giving notice in writing or by telephone (confirmed in writing) to the Company setting forth the aggregate number of Option Securities as to which the several Underwriters are then exercising the option and the date and time for delivery of and payment for such Option Securities. Any such date of delivery shall be determined by the Representatives but shall not be earlier than two business days or later than five business days after such exercise of the option and, in any event, shall not be earlier than the Firm Closing Date. The time and date set forth in such notice, or such other time on such other date as the Representatives and Company may agree upon or as the Representatives may determine pursuant to
Section 9 hereof, is herein called the "Option Closing Date" with respect to such Option Securities. Upon exercise of the option as provided herein, the Company shall become obligated to sell to each of the several Underwriters, and, subject to the terms and conditions herein set forth, each of the Underwriters (severally and not jointly) shall become obligated to purchase from the Company, the same percentage of the total number of the Option Securities as to which the several Underwriters are then exercising the option as such Underwriter is obligated to purchase of the aggregate number of Firm Securities, as adjusted by the Representatives in such manner as they deem advisable to avoid fractional shares. If the option is exercised as to all or any portion of the Option Securities, one or more certificates in definitive form for such Option Securities, and payment therefor, shall be delivered on the related Option Closing Date in the manner, and upon the terms and conditions, set forth in paragraph (a) of this Section 3, except that reference therein to the Firm Securities and the Firm Closing Date shall be deemed, for purposes of this paragraph (b), to refer to such Option Securities and Option Closing Date, respectively.

                 (c) The Company hereby acknowledges that the wire transfer by or on behalf of the Underwriters of the purchase price for any Securities does not constitute closing of a purchase and sale of the Securities. Only execution and delivery of a receipt for Securities by the Underwriters indicates completion of the closing of a purchase of the Securities from the Company. Furthermore, in the event that the Underwriters wire funds to the Company prior to the completion of the closing of a purchase of Securities, the Company hereby acknowledges that until the Underwriters execute and deliver a receipt for the Securities, by facsimile or otherwise, the Company will not be entitled to the wired funds and shall return the wired funds to the Underwriters as soon as practicable (by wire transfer of same-day funds) upon demand. In the event that the closing of a purchase of Securities is not completed and the wired funds are not returned by the Company to the Underwriters on the same day the wired funds were received by the Company, the Company agrees to pay to the Underwriters in respect of each day the wire funds are not returned by it, in same-day funds, interest on the amount of such wire funds in an amount representing the Underwriters' cost of financing as reasonably determined by Prudential Securities Incorporated.

                 (d) It is understood that any of you, individually and not as the Representatives, may (but shall not be obligated to) make payment on behalf of any Underwriter or Underwriters for any of the Securities to be purchased by such Underwriter or Underwriters. No such payment shall relieve such Underwriter or Underwriters from any of its or their obligations hereunder.

                 4. Offering by the Underwriters. Upon your authorization of the release of the Firm Securities, the several Underwriters propose to offer the Firm Securities for sale to the public upon the terms set forth in the Prospectus.

                 5. Covenants of the Company. The Company further covenants and agrees with each of the Underwriters that:

                 (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the time of execution of this Agreement, and any amendments thereto to become effective as promptly as possible. If required, the Company will file the Prospectus or any Term Sheet that constitutes a part thereof and any amendment or supplement thereto with the Commission in the manner and within the time period required by Rules 434 and 424(b) under the Act. During any time when a prospectus relating to the Securities is required to be delivered under the Act, the Company (i) will comply with all requirements imposed upon it by the Act and the rules and regulations of the Commission thereunder to the extent necessary to permit the continuance of sales of or dealings in the Securities in accordance with the provisions hereof and of the Prospectus, as then amended or supplemented, and
(ii) will not file with the Commission the Prospectus, Term Sheet or the amendment referred to in the second sentence of Section 2(a) hereof, any amendment or supplement to such Prospectus, Term Sheet or any amendment to the Registration Statement or any Rule 462(b) Registration Statement of which the Representatives previously have been advised and furnished with a copy for a reasonable period of time prior to the proposed filing and as to which filing the Representatives shall not have given their consent. The Company will prepare and file with the Commission, in accordance with the rules and regulations of the Commission, promptly upon request by the Representatives or counsel for the Underwriters, any amendments to the Registration Statement or amendments or supplements to the Prospectus that may be necessary or advisable in connection with the distribution of the Securities by the several Underwriters, and will use its best efforts to cause any such amendment to the Registration Statement to be declared effective by the Commission as promptly as possible. The Company will advise the Representatives, promptly after receiving notice thereof, of the time when the Registration Statement or any amendment thereto has been filed or declared effective or the Prospectus or any amendment or supplement thereto has been filed and will provide evidence satisfactory to the Representatives of each such filing or effectiveness.

                 (b) The Company will advise the Representatives, promptly after receiving notice or obtaining knowledge thereof, of (i) the issuance by the Commission of any stop order suspending the effectiveness of the Original Registration Statement or any Rule 462(b) Registration Statement or any amendment thereto or any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, (ii) the suspension of the qualification of the Securities for offering or sale in any jurisdiction, (iii) the institution, threatening or contemplation of any proceeding for any such purpose or (iv) any request made by the Commission for amending the Original Registration Statement or any Rule 462(b) Registration Statement, for amending or supplementing the Prospectus or for additional information. The Company will use its best efforts to prevent the issuance of any such stop order and, if any such stop order is issued, to obtain the withdrawal thereof as promptly as possible.

                 (c) The Company will cooperate with the Representatives in arranging for the qualification of the Securities for offering and sale under the securities or blue sky laws of such jurisdictions (whether domestic or foreign) as the Representatives may designate and will use its best efforts to continue such qualifications in effect for as long as may be necessary to complete the distribution of the Securities, provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction.

                 (d) If, at any time prior to the later of (i) the final date when a prospectus relating to the Securities is required to be delivered under the Act or (ii) the Option Closing Date, any event occurs as a result of which the Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary at any time to amend or supplement the Prospectus to comply with the Act or the rules or regulations of the Commission thereunder, the Company will promptly notify the Representatives thereof and, subject to Section 5(a) hereof, will prepare and file with the Commission, at the Company's expense, an amendment to the Registration Statement or an amendment or supplement to the Prospectus that corrects such statement or omission or effects such compliance.

                 (e) The Company will, without charge, provide (i) to the Representatives and to counsel for the Underwriters a signed copy of the registration statement originally filed with respect to the Securities and each amendment thereto (in each case including exhibits thereto), (ii) to each other Underwriter, a conformed copy of such registration statement or any Rule 462(b) Registration Statement and each amendment thereto (in each case without exhibits thereto) and (iii) so long as a prospectus relating to the Securities is required to be delivered under the Act, as many copies of each Preliminary Prospectus or the Prospectus or any amendment or supplement thereto as the Representatives may reasonably request; without limiting the application of clause (iii) of this sentence, the Company, not later than (A) 6:00 P.M., New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 10:00 A.M., New York City time, on such date or (B) 2:00 P.M., New York City time, on the business day following the date of determination of the public offering price, if such determination occurred after 10:00 A.M., New York City time, on such date, will deliver to the Underwriters, without charge, as many copies of the Prospectus and any amendment or supplement thereto as the Representatives may reasonably request for purposes of confirming orders that are expected to settle on the Firm Closing Date.

                 (f) The Company, as soon as practicable, will make generally available to its securityholders and to the Representatives a consolidated earnings statement of the Company and its Subsidiaries that satisfies the provisions of Section 11(a) of the Act and Rule 158 thereunder.

                 (g) The Company will apply the net proceeds from the sale of the Securities as set forth under "Use of Proceeds" in the Prospectus, including the acquisition of any initial assets described therein.

                 (h) The Company will not, and will cause each of the Subsidiaries within its control not to, directly or indirectly, without the prior written consent of Prudential Securities Incorporated, on behalf of the Underwriters, offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer of sale, contract of sale, pledge, grant of any option to purchase or other sale or disposition) of any Common Shares or any securities convertible into, or exchangeable or exercisable for, Common Shares for a period of 180 days after the date hereof, except (i) pursuant to this Agreement, (ii) issuances pursuant to the exercise of employee share options outstanding on the date hereof, (iii) grants made pursuant to the Company's employee share option plan which are not exercisable for 180 days after the date hereof, (iv) pursuant to the Company's dividend reinvestment plan or pursuant to the terms of convertible securities of the Company outstanding on the date hereof, and
(v) pursuant to grants of operating partnership units convertible to Common Shares in connection with the acquisition of assets by the Company (provided the holders of such units shall be bound by the provisions of this Section 5(h) for the balance of the lock-up period.

                 (i) The Company will not, directly or indirectly, (i) take any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (ii) (A) sell, bid for, purchase, or pay anyone any compensation for soliciting purchases of, the Securities or

(B) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

                 (j)      The Company will obtain the agreements described in
Section 7(h) hereof prior to the Firm Closing Date.

                 (k) The Company agrees that, if at any time during the twenty-five (25) day period after the Registration Statement becomes effective, any rumor, publication or event relating to or affecting any of the AMRESCO Parties or the Subsidiaries shall occur as a result of which in the Representatives' opinion the market price of the Securities has been or is likely materially to be affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus), the Company will, upon the request of the Representatives, promptly prepare, consult with the Representatives concerning the substance of, and disseminate a press release or other public statement, reasonably satisfactory to the Representatives, responding to or commenting on such rumor, publication or event.

                 (l) If the Company elects to rely on Rule 462(b), the Company shall both file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) and pay the applicable fees in accordance with Rule 111 promulgated under the Act by the earlier of (i) 10:00 P.M. Eastern time on the date of this Agreement and (ii) the time confirmations are sent or given, as specified by Rule 462(b)(2).

                 (m) The Company will cause the Securities to be duly included for quotation on The Nasdaq Stock Market's National Market (the "Nasdaq National Market") prior to the Firm Closing Date. The Company will thereafter comply with the requirements of the Nasdaq National Market to permit the Common Shares to remain eligible for quotation unless and until the Company elects to no longer be eligible for quotation on the Nasdaq National Market

                 (n) The Company shall initially operate so as to qualify as a REIT in accordance with the requirements of Sections 856-860 of the Tax Code, and shall elect to be taxed as a REIT beginning with its taxable year ending December 31, 1998 and thereafter use commercially reasonable effort to remain qualified as a REIT. The Company will use its best efforts to comply with the representations made as support for the opinion letter rendered by the Company's tax counsel under the REIT Provisions of the Tax Code, the form of which opinion is filed as Exhibit 8.1 to the Registration Statement.

                 (o) The Company will engage and retain a "Big 6" Accounting Firm as its qualified accountants and such tax experts at such accounting firm with experience in advising REITs as are reasonably acceptable to the Representatives to assist the Company in developing appropriate accounting systems and testing procedures and to conduct quarterly compliance reviews designed to determine compliance with the REIT

Provisions of the Tax Code and the maintenance of Company's exempt status under the Investment Company Act.

                 (p) The Company will, and will cause each Subsidiary to, in good faith expend reasonable efforts to enforce the terms of the Management Agreement and Purchase Agreement.

                 (q) The Company will conduct its business, or require the Manager to conduct its business, in accordance with the Guidelines, as the same may be amended from time to time.

                 (r) The Company will deliver on or before the Firm Closing Date an indemnification agreement (the "Indemnification Agreement") from Amresco as to factual matters contained in the Registration Statement concerning the AMRESCO Group (as such term is defined in the Registration Statement), which term includes the Manager, in the form attached hereto as Exhibit B.

                 (s) The Company will deliver, on or before the Firm Closing Date, a form of loan purchase agreement (the "Loan Purchase Agreement") in form and substance satisfactory to the Representatives and their counsel. Each loan described in the Registration Statement which is to be acquired by the Company from the AMRESCO Group shall be acquired by an agreement substantially in the form of the Loan Purchase Agreement.


                 6. Expenses. The Company will pay all costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 11 hereof including all costs and expenses incident to (i) the printing or other production of documents with respect to the transactions, including any costs of printing the registration statement originally filed with respect to the Securities and any amendment thereto, any Rule 462(b) Registration Statement, any Preliminary Prospectus and the Prospectus and any amendment or supplement thereto, this Agreement and any blue sky memoranda, (ii) all arrangements relating to the delivery to the Underwriters of copies of the foregoing documents, (iii) the fees and disbursements of the counsel, the accountants and any other experts or advisors retained by the Company, (iv) preparation, issuance and delivery to the Underwriters of any certificates evidencing the Securities, including transfer agent's and registrar's fees, (v) the qualification of the Securities under state securities and blue sky laws, including filing fees and fees and disbursements of counsel for the Underwriters relating thereto, (vi) the filing fees of the Commission and the National Association of Securities Dealers, Inc. (the "NASD") relating to the Securities, (vii) any listing of the Securities on the Nasdaq National Market, (viii) any meetings with prospective investors in the Securities (other than as shall have been specifically approved by the Representatives to be paid for by the Underwriters) and (ix) advertising relating to the offering of the Securities (other than one tombstone announcement to be run in the Wall Street Journal, which will be paid for by the Underwriters). If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 7 hereof is not satisfied, because this Agreement is terminated pursuant to Section II (a)(i) or II (a)(ii) hereof or because of any failure, refusal or inability on the part of the Company to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including counsel fees and disbursements) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities. The Company shall not in any event be liable to any of the Underwriters for the loss of anticipated profits from the transactions covered by this Agreement.

                 7. Conditions of the Underwriters' Obligations. The obligations of the several Underwriters to purchase and pay for the Firm Securities shall be subject, in the Representatives' sole discretion, to the accuracy in of the representations and warranties of the Company contained herein as of the date hereof and as of the Firm Closing Date, as if made on and as of the Firm Closing Date, to the accuracy of the statements of the Company's officers made pursuant to the provisions hereof, to the performance by the Company of its covenants and agreements hereunder and to the following additional conditions:

                 (a) If the Original Registration Statement or any amendment thereto filed prior to the Firm Closing Date has not been declared effective as of the time of execution hereof, the Original Registration Statement or such amendment and, if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have been declared effective not later than the earlier of (A) 11:00 A.M., New York time, on the date on which the amendment to the registration statement originally filed with respect to the Securities or to the Registration Statement, as the case may be, containing information regarding the initial public offering price of the Securities has been filed with the Commission and (B) the time confirmations are sent or given as specified by Rule 462(b)(2), or with respect to the Original Registration Statement, or such later time and date as shall have been consented to by the Representatives. If required, the Prospectus or any Term Sheet that constitutes a part thereof and any amendment or supplement thereto shall have been filed with the Commission in the manner and within the time period required by Rules 434 and 424(b) under the Act. No stop order suspending the effectiveness of the Registration Statement or any amendment thereto shall have been issued, and no proceedings for that purpose shall have been instituted or threatened or, to the knowledge of the Company or the Representatives, shall be contemplated by the Commission; and the Company shall have complied with any outstanding request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise).

                 (b) The Representatives shall have received an opinion, dated the Firm Closing Date, of Winstead Sechrest & Minick P.C., counsel for the Company, to the effect that:

                 (i)      the Company, each of its subsidiaries listed in
         Exhibit 21 to the Registration Statement (for purposes of this Section 7(b), the "Subsidiaries") and the Manager have been duly organized and are validly existing as trusts, corporations, or limited partnerships as the case may be, in good standing (except as to the Company, where such good standing opinion is not applicable) under the laws of their respective jurisdictions of formation or incorporation, as the case may be, and are duly qualified to transact business as foreign trusts, corporations or limited partnerships, as the case may be, and are in good standing under the laws of all other jurisdictions where the ownership or leasing of their respective properties or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified will not have a material adverse effect on the Company or the Subsidiaries, taken as a whole, or to the Manager;

                 (ii) the Company, each of the Subsidiaries and the Manager have trust, partnership or corporate power to own or lease their respective properties and conduct their respective businesses as described in the Registration Statement and the Prospectus, and the Company and the Manager have power to enter into this Agreement, the Management Agreement and the Purchase Agreement and to carry out all the terms and provisions hereof and thereof to be carried out by it;

                 (iii) the issued shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and, except as otherwise set forth in the Prospectus, are owned beneficially by the Company free and clear of any perfected security interests or, to the knowledge of such counsel, any other security interests, liens, encumbrances, equities or claims;

                 (iv) the Company has an authorized, issued and outstanding capitalization as set forth in the Prospectus; all of the issued capital shares of the Company have been duly authorized and validly issued and are fully paid and nonassessable, have been issued in compliance with all applicable federal and state securities laws and were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities; the Firm Securities have been duly authorized by all necessary corporate action of the Company and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be validly issued, fully paid and nonassessable; the forms of certificates used to evidence the Securities are in due and proper form and comply with all applicable requirements of the charter and bylaws of the Company and the Texas Real Estate Investment Trust Act; the Securities have been duly included for trading on the Nasdaq National Market; no holders of outstanding capital shares of the Company are entitled as such to any preemptive or other rights to subscribe for any of the Securities; and no holders of securities of the Company are entitled to have such securities registered under the Registration Statement;

                 (v) all of the outstanding shares of beneficial interest in the Company to be acquired by Holdings, pursuant to the Private Placement, and any options to acquire such shares will have been issued in a valid private placement exempt from the registration requirements of the Act and will not be integrated with the public sale of the securities subject to the Registration Statement and will otherwise have been issued in accordance with all state and federal securities laws. Such securities have been duly authorized by all necessary action of the Company and, when issued and delivered to and paid for by Holdings will be validly issued, fully paid and nonassessable;

                 (vi) all of the issued and outstanding capital stock, membership interests or other equity interests of each Subsidiary (i) has been duly authorized and validly issued and is fully paid and non-assessable, (ii) except as otherwise disclosed in the Prospectus, is beneficially owned by the Company or the Manager, directly or through other Subsidiaries, in the respective amounts set forth in the Prospectus, free and clear of any security interest, mortgage, pledge, lien, encumbrance or, to the knowledge of such counsel, any pending or threatened claim, and (iii) has been issued in compliance with all state and federal securities laws;

                 (vii) the statements set forth under the heading "Description of Shares of Beneficial Interest" in the Prospectus, insofar as such statements purport to summarize certain provisions of the capital shares of the Company, provide a fair summary of such provisions; and the statements set forth (i) in the Prospectus under the captions, "Shares Eligible for Future Sale," "Certain Provisions of Texas Law and of the Declaration of Trust and Bylaws," and "Federal Income Tax Consequences" and (ii) in Item 33 (Recent Sales of Unregistered Securities) and Item 34 (Indemnification of Directors and Officers) of the Registration Statement, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, provide a fair summary of such legal matters, documents and proceedings;

                 (viii) the descriptions of the law and the legal conclusions contained in the Prospectus under the caption "ERISA Considerations" are correct in all material respects, and the discussion thereunder fairly summarizes the considerations that are likely to be material to a fiduciary of a Plan (as defined in the Prospectus);

                 (ix) the execution and delivery of this Agreement, the Management Agreement and each of the agreements filed as an exhibit to the Registration Statement (collectively, the "Company Agreements") have been duly authorized by all necessary corporate action of the Company and each Company Agreement has been duly executed and delivered by, and is a valid and binding agreement of, the Company, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws related to or affecting creditors' rights generally or by general equitable principles and, with respect to this Agreement, except as rights to indemnification hereunder may be limited by applicable law;

                 (x) the execution and delivery by the Manager of each of this Agreement and the Management Agreement (collectively, the "Manager Agreements") have been duly authorized by all necessary action of the Manager, and each Manager Agreement has been executed and delivered by, and is a valid and binding agreement of, the Manager, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws related to or affecting creditors' rights generally or by general equitable principles and, with respect to this Agreement, except as rights to indemnification hereunder may be limited by applicable law;

                 (xi) the execution and delivery of the Indemnification Agreement has been duly authorized by all necessary corporate action of Amresco, and the Indemnification Agreement has been executed and delivered by, and is a valid and binding agreement of, Amresco, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws related to or affecting creditors' rights generally or by general equitable principles and except as rights to indemnification thereunder may be limited by applicable law;

                 (xii) (A) to the knowledge of such counsel, no legal or governmental proceedings are pending to which the Company, the Manager or any of the Subsidiaries is a party or to which the property of the Company or any of the Subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not described therein, and, to the knowledge of such counsel, no such proceedings have been threatened against the Company, the Manager or any of the Subsidiaries or with respect to any of their respective properties and (B) to the knowledge of such counsel, no contract or other document is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein or filed as required;

                 (xiii) to the knowledge of such counsel, none of the Company, the Manager or any Subsidiary is (i) in violation of its charter, bylaws, partnership agreement, certificate of partnership or other organizational documents, as applicable;

                 (xiv) to such counsel's knowledge, no default exists, and no event has occurred which, with notice or lapse of time or both, would constitute a default in the due performance and observance of any term, covenant or condition of any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company, the Manager, or any Subsidiary is a party or by which any of them or any of their respective properties is bound or may be affected in any material adverse respect with regard to property, business or operations of the Company and its subsidiaries or of the Manager or of Holliday Fenoglio;

                 (xv) the issuance, offering and sale of the Securities to the Underwriters by the Company pursuant to this Agreement, the compliance by the Company with the other provisions of this Agreement, the consummation of the other transactions herein contemplated and the Private Placement do not (A) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained and such as may be required under state securities or blue sky laws, (B) to the knowledge of such counsel, conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument known to such counsel, to which the Company, the Manager or any of the Subsidiaries is a party or by which the Company, the Manager or any of the Subsidiaries or any of their respective properties are bound, or the charter documents or by-laws of the Company or any of the Subsidiaries, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator known to such counsel and applicable to the Company or Subsidiaries; or (C) require the consent of any other party to any Company Agreement except for such consents which have been obtained in writing and except for such consents as the failure of which to obtain will not, individually or in the aggregate, amount to a material liability or disability to the Company and its Subsidiaries, taken as a whole, or to the Manager;

                 (xvi) the Registration Statement is effective under the Act; any required filing of the Prospectus, or any Term Sheet that constitutes a part thereof, pursuant to Rules 434 and 424(b) has been made in the manner and within the time period required by Rules 434 and 424(b); and no stop order suspending the effectiveness of the Registration Statement or any amendment thereto has been issued, and no proceedings for that purpose have been instituted or threatened or, to the knowledge of such counsel, are contemplated by the Commission; and

                 (xvii) the Registration Statement originally filed with respect to the Securities and each amendment thereto, any Rule 462(b) Registration Statement and the Prospectus (in each case, other than the financial statements and other financial information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the rules and regulations of the Commission thereunder;

                 (xviii) the Company is organized in conformity with the requirements for qualification as a real estate investment trust ("REIT") under Sections 856 through 860 of the Tax Code; and the Company's proposed method of operation is sufficient to enable it to meet the requirements for qualification and taxation as a REIT under the Tax Code beginning with its taxable year ending December 31, 1998. To such counsel's knowledge, there is no currently existing event or condition which would cause or is likely to cause the Company to fail to qualify as a REIT at any time after the Firm Closing Date; and

                 (xix) the issuance of the Securities and the Company's proposed method of operation will not cause the Company, the Manager or any Subsidiary to become an investment company subject to registration under the Investment Company Act of 1940.

                 Such counsel shall also state that they have no reason to believe that the Registration Statement, as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its date or the date of such opinion, included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                 In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deem proper, on certificates of responsible officers of the Company and public officials. The foregoing opinion shall also expressly authorize reliance upon such opinion by O'Melveny & Myers LLP, as counsel for the Underwriters, in connection with such firm's opinion to be rendered pursuant to Section 7(c) of the Underwriting Agreement.

                 References to the Registration Statement and the Prospectus in this paragraph (b) shall include any amendment or supplement thereto at the date of such opinion.

                 (c) The Representatives shall have received an opinion, dated the Firm Closing Date, of O'Melveny & Myers LLP, counsel for the Underwriters, with respect to the issuance and sale of the Firm Securities, the Registration Statement and the Prospectus, and such other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters. In rendering such opinion, such counsel may rely as to all matters of Texas law upon the opinion of Winstead Sechrest & Minick P.C.

                 (d) The Representatives shall have received from Deloitte & Touche LLP a letter or letters dated, respectively, the date hereof and the Firm Closing Date, in form and substance satisfactory to the Representatives, to the effect that:

                 (i) they are independent accountants with respect to the Company and its consolidated Subsidiaries within the meaning of the Act and the applicable rules and regulations thereunder;

                 (ii) in their opinion, the audited consolidated financial statements and schedules and pro forma financial statements examined by them and included in the Registration Statement and the Prospectus comply in form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations; and

                 (iii) on the basis of carrying out certain specified procedures (which do not constitute an examination made in accordance with generally accepted auditing standards) that would not necessarily reveal matters of significance with respect to the comments set forth in this paragraph (iii), a reading of the minute books of the shareholders, the board of directors and any committees thereof of the Company and each of its consolidated Subsidiaries, and inquiries of certain officials of the Company and its consolidated Subsidiaries who have responsibility for financial and accounting matters, nothing came to their attention that caused them to believe that:

                 (A) at a specific date not more than five business days prior to the date of such letter, there were any changes in the capital stock or long-term debt of the Company and its consolidated Subsidiaries or any decreases in net current assets or stockholders' equity of the Company and its consolidated Subsidiaries, in each case compared with amounts shown on the February 2, 1998 balance sheet included in the Registration Statement and the Prospectus, except in all instances for changes, decreases or increases set forth in such letter; and

                 (iv) they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information that are derived from the general accounting records of the Company and its consolidated Subsidiaries and the AMRESCO Group and are included in the Registration Statement and the Prospectus under the captions "Capitalization", and "The Manager" and in Exhibit 11 to the Registration Statement, and have compared such amounts, percentages and financial information with such records of the Company and its consolidated subsidiaries and with information derived from such records and have found them to be in agreement, excluding any questions of legal interpretation.

                 In the event that the letters referred to above set forth any such changes, decreases or increases, it shall be a further condition to the obligations of the Underwriters that (A) such letters shall be accompanied by a written explanation of the Company as to the significance thereof, unless the Representatives deem such explanation unnecessary, and (B) such changes, decreases or increases do not, in the sole judgment of the Representatives, make it impractical or inadvisable to proceed with the purchase and delivery of the Securities as contemplated by the Registration Statement, as amended as of the date hereof.

                 References to the Registration Statement and the Prospectus in this paragraph (d) with respect to either letter referred to above shall include any amendment or supplement thereto at the date of such letter.

                 (e) The Representatives shall have received a certificate, dated the Firm Closing Date, of the principal executive officer and the principal financial or accounting officer of the Company certifying as to such matters as the Representatives shall have reasonably requested, including, without limitation, that:

                 (i) the representations and warranties of the Company in this Agreement are true and correct as if made on and as of the Firm Closing Date; the Registration Statement, as amended as of the Firm Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented as of the Firm Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company has performed all covenants and agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Firm Closing Date under this Agreement and each agreement to which it is a party;

                 (ii) no stop order suspending the effectiveness of the Registration Statement or any amendment thereto has been issued, and no proceedings for that purpose have been instituted or threatened or, to the best of the Company's knowledge, are contemplated by the Commission; and

                 (iii) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, neither the Company nor any of the Subsidiaries nor the Manager, has sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and there has not been any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), management, business prospects, net worth or results of operations of the

         Company or any of its Subsidiaries, taken as a whole, or of the Manager, except in each case as described in or contemplated by the Prospectus (exclusive of any amendment or supplement thereto).

                 (f) The Representatives shall have received from Holdings and each person who is a trust manager or named executive officer of the Company an agreement, substantially in the form of Exhibit B to the effect that such person will not, directly or indirectly, without the prior written consent of Prudential Securities Incorporated, on behalf of the Underwriters, offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer of sale, contract of sale, pledge, grant of any option to purchase or other sale or disposition) of any Common Shares or any securities convertible into, or exchangeable or exercisable for, Common Shares for a period of 180 days after the date of this Agreement. With respect to Holdings, for a period until the earlier to occur of two years from the date hereof or the termination of the Management Agreement or in connection with the pledge of any Common Shares acquired by Holdings in the Private Placement to an institutional lender.

                 (g)      On or before the Firm Closing Date, the
Representatives and counsel for the Underwriters shall have received such further certificates, documents or other information as they may have reasonably requested from the Company.

                 (h)      On or before the Firm Closing Date, the
Representatives shall have received the Indemnification Agreement signed by AMRESCO.

                 (i) On or before the Firm Closing Date Holdings shall have acquired the Common Shares as contemplated by the Purchase Agreement.

                 (j) Prior to the commencement of the offering of the Securities, the Securities shall have been listed for quotation on the Nasdaq National Market.

                 All opinions, certificates, letters and documents delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Representatives and counsel for the Underwriters. The Company shall furnish to the Representatives such conformed copies of such opinions, certificates, letters and documents in such quantities as the Representatives and counsel for the Underwriters shall reasonably request.

                 The respective obligations of the several Underwriters to purchase and pay for any Option Securities shall be subject, in their discretion, to each of the foregoing conditions to purchase the Firm Securities, except that all references to the Firm Securities and the Firm Closing Date shall be deemed to refer to such Option Securities and the related Option Closing Date, respectively.

                 8.       Indemnification and Contribution.

                 (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Securities Exchange Act of 1934 (the "Exchange Act"), against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

                 (i)      any untrue statement or alleged untrue statement in
         Section 2 of this Agreement,

                 (ii) any untrue statement or alleged untrue statement of any material fact contained in (A) the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto or (B) any application or other document, or any amendment or supplement thereto, executed by any AMRESCO Party or based upon written information furnished by or on behalf of any AMRESCO Party filed in any jurisdiction in order to qualify the Securities under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each an "Application"),

                 (iii) the omission or alleged omission to state in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application a material fact required to be stated therein or necessary to make the statements therein not misleading or

                 (iv) any untrue statement or alleged untrue statement of any material fact contained in any audio or visual materials used in connection with the marketing of the Securities, including without limitation, slides, videos, films, tape recordings, and will reimburse, as incurred, each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or any Application in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein; and provided, further, that the Company will not be liable to any Underwriter or any person controlling such Underwriter with respect to any such untrue statement or omission made in any Preliminary Prospectus that is corrected in the Prospectus (or any amendment or supplement thereto) if the person asserting any such loss, claim, damage or liability purchased Securities from such Underwriter but was not sent or given a copy of the Prospectus (as amended or supplemented) at or prior to the written confirmation of the sale of such Securities to such person in any case where such delivery of the Prospectus (as amended or supplemented) is required by the Act, unless such failure to deliver the Prospectus (as amended or supplemented) was a result of noncompliance by the Company with Section 5(d) and (e) of this Agreement. This indemnity agreement will be in addition to any liability which the Company may otherwise have. The Company shall not, without the prior written consent of the Underwriter or Underwriters purchasing, in the aggregate, more than fifty percent (50%) of the Securities, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not any such Underwriter or any person who controls any such Underwriter within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of all of the Underwriters and such controlling persons from all liability arising out of such claim, action, suit or proceeding.

                 (b) Each Underwriter, severally and not jointly, will indemnify and hold harmless the Amresco Parties, each of their respective trust managers and directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Company or any such director, officer or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application or (ii) the omission or the alleged omission to state therein a material fact required to be stated in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein: and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or any action in respect thereof. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

                 (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 8. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Representatives in the case of paragraph (a) of this Section 8, representing the indemnified parties under such paragraph (a) who are parties to such action or actions) or (ii) the indemnifying party does not promptly retain counsel satisfactory to the indemnified party or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party.

                 (d) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 8 is unavailable or insufficient, for any reason, to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect
(i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Securities or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the parties' relative intents, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances. The Company and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to above in this paragraph (d). Notwithstanding any other provision of this paragraph (d), no Underwriter shall be obligated to make contributions hereunder that in the aggregate exceed the total public offering price of the Securities purchased by such Underwriter under this Agreement, less the aggregate amount of any damages that such Underwriter has otherwise been required to pay in respect of the same or any substantially similar claim, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute hereunder are several in proportion to their respective underwriting obligations and not joint, and contributions among Underwriters shall be governed by the provisions of the Prudential Securities Incorporated Master Agreement Among Underwriters. For purposes of this paragraph (d), each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company.

                 9. Default of Underwriters. If one or more Underwriters default in their obligations to purchase Firm Securities or Option Securities hereunder and the aggregate number of such Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase is ten percent or less of the aggregate number of Firm Securities or Option Securities to be purchased by all of the Underwriters at such time hereunder, the other Underwriters may make arrangements satisfactory to the Representatives for the purchase of such Securities by other persons (who may include one or more of the non-defaulting Underwriters, including the Representatives), but if no such arrangements are made by the Firm Closing Date or the related Option Closing Date, as the case may be, the other Underwriters shall be obligated severally in proportion to their respective commitments hereunder to purchase the Firm Securities or Option Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase. If one or more Underwriters so default with respect to an aggregate number of Securities that is more than ten percent of the aggregate number of Firm Securities or Option Securities, as the case may be, to be purchased by all of the Underwriters at such time hereunder, and if arrangements satisfactory to the Representatives are not made within 36 hours after such default for the purchase by other persons (who may include one or more of the non-defaulting Underwriters, including the Representatives) of the Securities with respect to which such default occurs, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company other than as provided in Section 10 hereof. In the event of any default by one or more Underwriters as described in this Section 9, the Representatives shall have the right to postpone the Firm Closing Date or the Option Closing Date, as the case may be, established as provided in Section 3 hereof for not more than seven business days in order that any necessary changes may be made in the arrangements or documents for the purchase and delivery of the Firm Securities or Option Securities, as the case may be. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this
Section 9. Nothing herein shall relieve any defaulting Underwriter from liability for its default.

                 10. Survival. The respective representations, warranties, agreements, covenants, indemnities and other statements of the AMRESCO Parties, their officers and the several Underwriters set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the AMRESCO Parties, any of their officers, trust managers or directors, any Underwriter or any controlling person referred to in Section 8 hereof and (ii) delivery of and payment for the Securities. The respective agreements, covenants, indemnities and other statements set forth in Sections 6 and 8 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

                 11.      Termination.

                 (a) This Agreement may be terminated with respect to the Firm Securities or any Option Securities in the sole discretion of the Representatives by notice to the Company given prior to the Firm Closing Date or the related Option Closing Date, respectively, in the event that the Company shall have failed, refused or been unable to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Firm Closing Date or such Option Closing Date, respectively,

                 (i) the Company, the Manager, Amresco, Holliday Fenoglio, or any of the Subsidiaries shall have, in the sole judgment of the Representatives, sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding or there shall have been any material adverse change, or any development involving a prospective material adverse change (including without limitation a change in management or control of the Company, Amresco, Holliday Fenoglio, or the Manager), in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its Subsidiaries, taken as a whole, or Amresco, Holliday Fenoglio or the Manager, except in each case as described in or contemplated by the Prospectus (exclusive of any amendment or supplement thereto);

                 (ii) trading in the Common Shares shall have been suspended by the Commission or the Nasdaq National Market;

                 (iii) trading in securities generally on the New York Stock Exchange or Nasdaq National Market shall have been suspended or minimum or maximum prices shall have been established on either such exchange;

                 (iv) a banking moratorium shall have been declared by New York or United States authorities; or

                 (v) there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power, (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or (C) any other calamity or crisis or material adverse change in general economic, political or financial conditions having an effect on the U.S. financial markets that, in the sole judgment of the Representatives, makes it impractical or inadvisable to proceed with the public offering or the delivery of the Securities as contemplated by the Registration Statement, as amended as of the date hereof.

                 (b)      Termination of this Agreement pursuant to this
Section 11 shall be without liability of any party to any other party except as provided in Section 10 hereof.

                 12. Information Supplied by Underwriters. The statements set forth in the last paragraph on the inside front cover page and under the heading "Underwriting" in any Preliminary Prospectus or the Prospectus (to the extent such statements relate to the Underwriters) constitute the only information furnished by any Underwriter through the Representatives to the Company for the purposes of Sections 2(A)(b) and 8 hereof. The Underwriters confirm that such statements (to such extent) are correct.

                 13. Notices. All communications hereunder shall be in writing and, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing as follows:

                 (a)      If to the Representatives:



                 c/o Prudential Securities Incorporated
                 One New York Plaza
                 New York, NY  10292
                 Facsimile:  (212) 778-3621
                 Attention:  Equity Transactions Group

with a copy to:



                 O'Melveny & Myers LLP
                 Embarcadero Center West
                 275 Battery Street, Suite 2600
                 San Francisco, California  94111-3305
                 Facsimile:  (415) 984-8701
                 Attention:  Peter T. Healy, Esq.

                 (b)      If to the Company:

                 AMRESCO Capital Trust
                 700 North Pearl Street
                 Suite 2400
                 Dallas, Texas 75201
                 Facsimile:  (214) 265-1686
                 Attention:  Michael McCoy, Esq.

If to the Manager:

                 AMREIT Managers, L.P.
                 700 North Pearl Street
                 Suite 2400
                 Dallas, Texas 75201
                 Facsimile:  (214) 265-1685
                 Attention:  L. Keith Blackwell, Esq.

In each case with a copy to:



                 Winstead Sechrest & Minick P.C.
                 5400 Renaissance Tower
                 1201 Elm Street
                 Dallas, Texas 75270
                 Facsimile:  (214) 745-5390
                 Attention:  Michelle P. Goolsby, Esq.


                 14. Successors. This Agreement shall inure to the benefit of and shall be binding upon the several Underwriters, the AMRESCO Parties and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the AMRESCO Parties contained in
Section 8 of this Agreement shall also be for the benefit of any person or persons who control any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnities of the Underwriters contained in Section 8 of this Agreement shall also be for the benefit of the directors and trust managers of the Company, the officers of the Company who have signed the Registration Statement and any person or persons who control the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act. No purchaser of Securities from any Underwriter shall be deemed a successor because of such purchase.

                 15. Applicable Law. THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY PROVISIONS RELATING TO CONFLICTS OF LAWS.

                 16. Consent to Jurisdiction and Service of Process. All judicial proceedings arising out of or relating to this Agreement may be brought in any state or federal court of competent jurisdiction in the State of New York, and by execution and delivery of this Agreement, each AMRESCO Party accepts for itself and in connection with its properties, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts and waives any defense of forum non conveniens and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. Service of any process, summons, notice or document by mail to such party's address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court and shall be binding in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of any Underwriter to bring proceedings against any AMRESCO Party in the courts of any other jurisdiction.

                 17. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                            [signature page follows]

                 If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute an agreement binding the Company, the Manager and each of the several Underwriters.



                                     Very truly yours,

                                     AMRESCO CAPITAL TRUST, the Company


                                     By:
                                         --------------------------------------
                                              [name]
                                              [title]


                                     AMREIT MANAGERS, L.P., the Manager

                                     By:      AMREIT MANAGERS G.P., INC.
                                     Its:     General Partner

                                     By:
                                         --------------------------------------
                                              [name]
                                              [title]

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

PRUDENTIAL SECURITIES INCORPORATED
CREDIT SUISSE FIRST BOSTON
ABN AMRO INCORPORATED
J.C. BRADFORD & CO.
NATIONSBANC MONTGOMERY SECURITIES LLC
PIPER JAFFRAY  INC.

By: PRUDENTIAL SECURITIES INCORPORATED


By:
    -----------------------------------------------
                 Jean-Claude Canfin
                 Managing Director

For itself and on behalf of the Representatives.

                                   SCHEDULE 1

                                  UNDERWRITERS




                                                                                    Number of Firm
 Underwriter                                                                        Securities to
                                                                                     be Purchased
-----------------------------------------------------------------------           ------------------
 Prudential Securities Incorporated  . . . . . . . . . . . . . . . .                      000,000

 Credit Suisse First Boston  . . . . . . . . . . . . . . . . . . . .                      000,000

 ABN AMRO Incorporated . . . . . . . . . . . . . . . . . . . . . . .                      000,000

 J.C. Bradford . . . . . . . . . . . . . . . . . . . . . . . . . . .                      000,000

 NationsBanc Montgomery Securities LLC . . . . . . . . . . . . . . .                      000,000

 Piper Jaffray Inc . . . . . . . . . . . . . . . . . . . . . . . . .                      000,000

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      000,000

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      000,000

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      000,000

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      000,000

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      000,000

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      000,000

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      000,000

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      000,000

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      000,000

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      000,000


                                                                                  ------------------

          Total  . . . . . . . . . . . . . . . . . . . . . . . . . .                   20,000,000
                                                                                  ==================




                             Schedule 1 - Page 1

                                   EXHIBIT A
        FORM OF TRUST MANAGERS, OFFICERS' AND HOLDINGS LOCK-UP AGREEMENT


                                                                  [Pricing Date]


PRUDENTIAL SECURITIES INCORPORATED
CREDIT SUISSE FIRST BOSTON
ABN AMRO INCORPORATED
J.C. BRADFORD & CO.
NATIONSBANC MONTGOMERY SECURITIES LLC
PIPER JAFFRAY INC.
   As Representatives of the several Underwriters
c/o Prudential Securities Incorporated
One New York Plaza
New York, New York  10292

                 Re:      AMRESCO Capital Trust (the "Company")

Gentlemen:

The undersigned understands that Amresco Capital Trust, a Texas real estate investment trust (the "Company") has filed a Registration Statement on Form S-11 (the "Registration Statement") with the Securities and Exchange Commission (the "Commission") for the registration of approximately 23,000,000 Common shares of beneficial interest (the "Common Shares") (including shares subject to an over-allotment option) (the "Offering"). The undersigned further understands that you are contemplating entering into an Underwriting Agreement with the Company in connection with the Offering. All terms not otherwise defined herein shall have the same meanings as in the Underwriting Agreement.

In order to induce the Company, you and the other Underwriters to enter into the Underwriting Agreement and to proceed with the Offering, the undersigned agrees, for the benefit of the Company, you and the other Underwriters, that should the Offering be effected, the undersigned will not, without the prior written consent of Prudential Securities Incorporated, on behalf of the Underwriters, directly or indirectly, offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer of sale, contract of sale, pledge, grant of any option to purchase or other sale or disposition) of (i) any Common Shares (ii) any other securities convertible into, or exchangeable or exercisable for, Common Shares beneficially owned (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) by the undersigned on the date hereof or hereafter acquired for a period of 180 days subsequent to the date of the final Prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the "Act") promulgated by the Commission or if no filing under Rule 424(b)





                              Exhibit A - Page 1

Prudential Securities Incorporated
Page 2
[Date]




is made, the date of the final Prospectus included in the Registration Statement when declared effective under the Act.

[With respect to Holdings, for a period until the earlier to occur of two years from the date hereof or the termination of the Management Agreement or in connection with the pledge of any Common Shares acquired by Holdings in the Private Placement to an institutional lender.]

The undersigned, whether or not participating in the Offering, confirms that he, she or it understands that the Underwriters and the Company will rely upon the representations set forth in this agreement in proceeding with the Offering. This agreement shall be binding on the undersigned and his, her or its respective successors, heirs, personal representatives and assigns.


Very truly yours,



By:                                           By:
    --------------------------------              ----------------------------
       [Print Stockholder's name]                      [Stockholder's signature]





                              Exhibit A - Page 2

                                   EXHIBIT B
                           INDEMNIFICATION AGREEMENT


                                [TO BE ATTACHED]





                               Exhibit B - Page 1